UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 13, 2019

TRIUMPH GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-12235	51-0347963
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

899 Cassatt Road, Suite 210		19312
Berwyn, Pennsylvania		(Zip Code)
(Address of principal executive offices)

(610) 251-1000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.001 per share	TGI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

Triumph Group, Inc. (the “Company”) is filing this Amendment No. 1 on Form 8-K/A to its Current Report on Form 8-K filed March 13, 2019 solely for the purpose of reporting that as a result of the adoption of an amendment (the “Amendment”) to the Company’s Amended and Restated Certificate of Incorporation, which Amendment was approved by the Company’s stockholders on July 18, 2019, in accordance with the terms of the Tax Benefits Preservation Plan (the “Plan”), dated March 13, 2019, between the Company and Computershare Trust Company, N.A., as rights agent, entitlements related to Rights (as defined below) under the Plan have automatically converted from units of common stock of the Company into fractional units of Series B Junior Participating Preferred Stock of the Company. This Amendment No. 1 does not otherwise revise the March 13, 2019 Form 8-K in any way.
Item 3.03 Material Modification to Rights of Security Holders.
As previously reported, on March 13, 2019, the Company entered into the Plan, and the Board of Directors of the Company declared a dividend distribution of one right (a “Right”) for each outstanding share of common stock, par value $0.001 per share, of the Company, to stockholders of record at the close of business on March 25, 2019.
At the annual meeting of shareholders of the Company held on July 18, 2019, the shareholders of the Company approved the Amendment, in order to permit the issuance of shares of preferred stock in connection with a plan intended to help avoid the imposition of certain limitations on the Company’s ability to fully use certain tax attributes, including, without limitation, the Plan. The Amendment became effective upon execution and filing with the Secretary of State of the State of Delaware on August 5, 2019.
Effective immediately upon the effectiveness of the Amendment, each Right previously entitling the registered holder to purchase from the Company a unit consisting of one share of common stock, par value $0.001 per share, of the Company automatically converted into a Right entitling the registered holder to purchase from the Company a unit consisting of one one-thousandth of a share of Series B Junior Participating Preferred Stock, par value $0.01 per share.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
The information in Item 3.03 of this report is incorporated by reference in this Item 5.03.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment to Amended and Restated Certificate of Incorporation of Triumph Group, Inc. as amended on August 5, 2019.

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 5, 2019			TRIUMPH GROUP, INC.
	By:	/s/	Jennifer H. Allen
Jennifer H. Allen
Senior Vice President, General Counsel and Secretary

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